Fair Value of Financial Instruments and Risk Management	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Derivatives
The Corporation generally limits the use of derivatives to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery.

The Corporation records all derivatives at fair value, with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flow.
13. FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
(cont'd)

Cash flow associated with the settlement of all derivatives is included in operating activities on the condensed consolidated interim statements of cash flows.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts, customer supply contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values are measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values are measured using forward pricing provided by independent third-party information.

FortisBC Energy holds gas supply contracts to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at June 30, 2021, unrealized losses of $75 million (December 31, 2020 - $73 million) were recognized as regulatory assets and unrealized gains of $55 million (December 31, 2020 - $17 million) were recognized as regulatory liabilities.

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains is shared with customers through rate stabilization accounts. Fair values are measured using a market approach incorporating, where possible, independent third-party information.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, capture natural gas price spreads, and manage the financial risk posed by physical transactions. Fair values are measured using forward pricing from published market sources.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. For the three and six months ended June 30, 2021, unrealized losses of $8 million and $13 million, respectively, were recognized in revenue (three and six months ended June 30, 2020 - unrealized gains of $7 million and $4 million, respectively).

Total Return Swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecast future cash settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $112 million and terms of one to three years expiring at varying dates through January 2024. Fair value is measured using an income valuation approach based on forward pricing curves. During the three and six months ended June 30, 2021, unrealized gains of $1 million and $3 million, respectively were recognized in other income, net (three and six months ended June 30, 2020 - unrealized losses of $5 million and $9 million, respectively).

Foreign Exchange Contracts
The Corporation holds US dollar denominated foreign exchange contracts to help mitigate exposure to foreign exchange rate volatility. The contracts expire at varying dates through February 2022 and have a combined notional amount of $170 million. Fair value was measured using independent third-party information. During the three and six months ended June 30, 2021, unrealized losses of $4 million and $2 million, respectively were recognized in other income, net (three and six months ended June 30, 2020 - unrealized gains of $11 million and $2 million, respectively).
13. FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont'd)

Other Investments
ITC, UNS Energy and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees. These investments include mutual funds and money market accounts, which are recorded at fair value based on quoted market prices in active markets. During the three and six months ended June 30, 2021, unrealized gains of $4 million and $6 million, respectively were recognized in other income, net (three and six months ended June 30, 2020 - unrealized gains of $9 million and unrealized losses of $2 million, respectively).

Recurring Fair Value Measures

The following table presents assets and liabilities that are accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at June 30, 2021
Assets
Cash equivalents (2)	310	—	—	310
Energy contracts subject to regulatory deferral (3) (4)	—	80	—	80
Energy contracts not subject to regulatory deferral (3)	—	3	—	3
Foreign exchange contracts and total return swaps (3)	17	—	—	17
Other investments (5)	132	—	—	132
	459	83	—	542
Liabilities
Energy contracts subject to regulatory deferral (4) (6)	—	(100)	—	(100)
Energy contracts not subject to regulatory deferral (6)	—	(24)	—	(24)
	—	(124)	—	(124)
As at December 31, 2020
Assets
Energy contracts subject to regulatory deferral (3) (4)	—	38	—	38
Energy contracts not subject to regulatory deferral (3)	—	6	—	6
Foreign exchange contracts and total return swaps (3)	16	—	—	16
Other investments (5)	126	—	—	126
	142	44	—	186
Liabilities
Energy contracts subject to regulatory deferral (4) (6)	—	(94)	—	(94)
Energy contracts not subject to regulatory deferral (6)	—	(12)	—	(12)
	—	(106)	—	(106)
(1)Under the hierarchy, fair value is determined using: (i) level 1 - unadjusted quoted prices in active markets; (ii) level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the fair value measurement.
(2)Represents amounts held in money market funds, which approximates fair market value and is included in cash and cash equivalents.
(3)Included in accounts receivable and other current assets or other assets
(4)Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of long-term wholesale trading contracts and certain gas swap contracts.
(5)Included in other assets
(6)Included in accounts payable and other current liabilities or other liabilities
13. FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont'd)

Energy Contracts

The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which apply only to its energy contracts. The following table presents the potential offset of counterparty netting.

	Gross
	Amount	Counterparty	Cash
	Recognized	Netting of	Collateral
	on Balance	Energy	Received/
($ millions)	Sheet	Contracts	Posted	Net Amount
As at June 30, 2021
Derivative assets	83	39	6	38
Derivative liabilities	(124)	(39)	(30)	(55)

As at December 31, 2020
Derivative assets	44	26	10	8
Derivative liabilities	(106)	(26)	(9)	(71)

Volume of Derivative Activity

As at June 30, 2021, the Corporation had various energy contracts that will settle on various dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

	As at
	June 30,	December 31,
	2021	2020
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	246	522
Electricity power purchase contracts (GWh)	1,673	2,781
Gas swap contracts (PJ)	171	156
Gas supply contract premiums (PJ)	167	203
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	883	1,588
Gas swap contracts (PJ)	16	36
(1)GWh means gigawatt hours and PJ means petajoules.

Credit Risk
For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts. As a result of the impact of the COVID-19 pandemic, certain of the Corporation's utilities temporarily suspended non-payment disconnects. While the Corporation has seen an increase in accounts receivable and, accordingly, its allowance for credit losses since the start of the pandemic in March 2020, there has been no material change in credit loss expense for the three and six months ended June 30, 2021 (Note 5).

ITC has a concentration of credit risk as approximately 70% of its revenue is derived from three customers. The customers have investment-grade credit ratings and credit risk is further managed by MISO by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.
13. FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont'd)

FortisAlberta has a concentration of credit risk as distribution service billings are to a relatively small group of retailers. Credit risk is managed by obtaining from the retailers either a cash deposit, letter of credit, an investment-grade credit rating, or a financial guarantee from an entity with an investment-grade credit rating.

UNS Energy, Central Hudson, FortisBC Energy, Aitken Creek and the Corporation may be exposed to credit risk in the event of non-performance by counterparties to derivatives. Credit risk is managed by net settling payments, when possible, and dealing only with counterparties that have investment-grade credit ratings. At UNS Energy and Central Hudson, certain contractual arrangements require counterparties to post collateral.

The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $94 million as at June 30, 2021 (December 31, 2020 - $88 million).

Hedge of Foreign Net Investments
The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, FortisTCI, Belize Electric Company Limited and Belize Electricity is, or is pegged to, the US dollar. The earnings and cash flow from, and net investments in, these entities are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has limited this exposure through hedging.

As at June 30, 2021, US$2.1 billion (December 31, 2020 - US$2.3 billion) of corporately issued US dollar-denominated long-term debt has been designated as an effective hedge of net investments, leaving approximately US$10.6 billion (December 31, 2020 - US$10.2 billion) unhedged. Exchange rate fluctuations associated with the hedged net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value
Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.

As at June 30, 2021, the carrying value of long-term debt, including current portion, was $24.8 billion (December 31, 2020 - $24.5 billion) compared to an estimated fair value of $28.1 billion (December 31, 2020 - $29.1 billion).